Exhibit 99.1

EXECUTION COPY

[CINCINNATI BELL]

SIXTH AMENDMENT TO

RECEIVABLES PURCHASE AGREEMENT

THIS SIXTH AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of June 7, 2010, is entered into among CINCINNATI BELL FUNDING LLC (the “Seller”), CINCINNATI BELL INC. (the “Servicer”), the Purchasers and Purchaser Agents parties hereto and PNC BANK, NATIONAL ASSOCIATION (“PNC”), as Administrator for each Purchaser Group (the “Administrator”).

RECITALS

1. The parties hereto are parties to the Receivables Purchase Agreement, dated as of March 23, 2007 (as amended, amended and restated, supplemented or otherwise modified through the date hereof, the “Agreement”); and

2. The parties hereto desire to amend the Agreement as hereinafter set forth.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Certain Defined Terms. Capitalized terms that are used but not defined herein shall have the meanings set forth in the Agreement. As used herein, “New Originator” means Cincinnati Bell Any Distance of Virginia LLC, a Virginia limited liability company, and its successors and permitted assigns and “PSA Amendment” means that certain Joinder and Third Amendment to the Purchase and Sale Agreement, dated as of the date hereof, by and among the New Originator, the existing Originators, the Seller and CB and consented to by the Administrator and the Purchaser Agent.

SECTION 2. Amendments to the Agreement.

2.1 Clause (iii) of the second sentence of Section 6.7 of the Agreement is hereby amended and restated in its entirety as follows:

(iii) the rating agencies or any other nationally recognized statistical rating organization rating the Notes of any Conduit Purchasers (if they agree, or are otherwise required by law, to hold it confidential),

2.2 The Commitment of the Related Committed Purchaser is hereby amended to be the amount set forth below such party’s name on its signature page hereto.

2.3 The definition of “Legacy Originator” set forth in Exhibit I to the Agreement is hereby amended and restated in its entirety as follows:

“Legacy Originator” means any of CBAD Virginia, eVolve, CBAD, CBCP, CBET, CBT and CBW.

2.4 The definition of “Purchase Limit” set forth in Exhibit I to the Agreement is hereby amended by deleting the reference to the amount “$115,000,000” therein and substituting the amount “$100,000,000” therefor.

2.5 Exhibit I to the Agreement is hereby amended by inserting, in the appropriate alphabetical order, the following new definition:

“CBAD Virginia” means Cincinnati Bell Any Distance of Virginia LLC, a Virginia limited liability company, and its successors and permitted assigns.

2.6 Clause (g)(ii)(b) of Exhibit V to the Agreement is hereby amended by deleting the reference to the percentage “12.0%” therein and substituting the percentage “13.0%” therefor.

SECTION 3. Reaffirmation of Performance Guarantor. CB, in its capacity as Performance Guarantor under the Performance Guaranty, hereby (i) consents (to the extent required under the Performance Guaranty or any applicable law) to and acknowledges and agrees with the amendments contemplated by this Amendment and by the PSA Amendment and any and all other amendments, modifications or waivers to or in the Transaction Documents amended on or before the date hereof, including any and all provisions thereof that increase the obligations of any Originator, Servicer, Sub-Servicer or Seller, (ii) confirms and agrees that, at all times from and after the Effective Date (as defined below), all of the terms, covenants, conditions, agreements, undertakings and obligations of the New Originator under the Purchase and Sale Agreement and each other Transaction Document to which it is or becomes a party shall be, for all purposes of the Performance Guaranty and the other Transaction Documents, included in and made part of the Guaranteed Obligations described therein and (iii) ratifies and reaffirms all of its payment and performance obligations under the Performance Guaranty.

SECTION 4. Representations and Warranties. Each of the Seller, the Servicer and the Performance Guarantor hereby represents and warrants to the Administrator, each Purchaser and each Purchaser Agent as follows:

(a) Representations and Warranties. The representations and warranties made by it in the Transaction Documents are true and correct as of the date hereof and after giving effect to this Amendment (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).

(b) Enforceability. The execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the Agreement, as amended hereby, are within each of its organizational powers and have been duly authorized by all necessary organizational action on its part. This Amendment and the Agreement, as amended hereby, are such Person’s valid and legally binding obligations, enforceable in accordance with its terms.

(c) No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event exists or shall exist.

SECTION 5. Effect of Amendment. All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.

SECTION 6. Effectiveness. This Amendment shall become effective as of the date hereof (the “Effective Date”) subject to the condition precedent that the Administrator shall have received on or before the Effective Date each of the following, each in form and substance satisfactory to the Administrator:

(a) counterparts of (i) this Amendment, (ii) the PSA Amendment (and evidence that each of the conditions to effectiveness set forth therein have been satisfied) and (iii) the amended and restated Purchaser Group Fee Letter, dated as of the date hereof (including receipt of the “Structuring Fee” referred to therein), in each case duly executed by each of the parties thereto;

(b) secretary’s certificates of each of the Seller, the New Originator, the Servicer and the Performance Guarantor certifying: (i) a copy of the resolutions authorizing such party’s execution, delivery and performance of this Amendment and the other documents to be delivered by it in connection herewith, as applicable, (ii) a copy of the organizational documents of such party, (iii) good standing certificates for each such party issued by the Secretary of State (or similar official) of the state of each such Person’s organization and (iv) the names and true signatures of such party’s officers who are authorized on its behalf to execute this Amendment and any other documents to be delivered by it in connection herewith, as applicable;

(c) acknowledgment copies, or time stamped receipt copies, of proper financing statements, duly filed on or before the Effective Date under the UCC of all jurisdictions necessary in order to perfect the interests of the Seller and the Administrator (on behalf of each Purchaser) contemplated by the Agreement and the Sale Agreement;

(d) acknowledgment copies, or time-stamped receipt copies, of proper financing statements, if any, necessary to release all security interests and other rights of any Person in the Receivables, Contracts or Related Security previously granted by the New Originator;

(e) counterparts of a Release Letter executed by Bank of America, N.A., as administrative agent and collateral agent (in such capacities, the “Agent”) under that certain Credit Agreement dated as of February 16, 2005 (as amended and restated as of August 31, 2005, as further amended as of May 25, 2007, as further amended as of August 12, 2008, as further amended and restated as of June 25, 2009, and as such agreement may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), releasing all security interests and other rights of the Agent under the Credit Agreement in the Receivables, Contracts and Related Security of the New Originator, dated on or before the date hereof;

(f) completed UCC search reports, dated on or shortly before the date hereof, listing the financing statements filed in all applicable jurisdictions, that name the New Originator as debtor, together with copies of such other financing statements, and similar search reports with respect to judgment liens, federal tax liens and liens of the Pension Benefit Guaranty Corporation in such jurisdictions, as the Administrator may reasonably request, showing no Adverse Claims on any Pool Assets (other than those which have been released as described in the preceding clauses (d) and (e));

(g) favorable opinions, addressed to the Administrator, each Purchaser and each Purchaser Agent in form and substance reasonably satisfactory to the Administrator and each Purchaser Agent, of The Law Offices of Thomas W. Bosse, PLLC and Cravath, Swaine & Moore LLP, each as counsel for Seller, the New Originator, the Servicer and the Performance Guarantor, covering such matters as the Administrator may reasonably request, including, without limitation, organizational and enforceability matters, certain bankruptcy matters and certain UCC perfection and priority matters;

(h) evidence of payment by the Seller of all accrued and unpaid fees, costs and expenses to the extent then due and payable on the Effective Date; and

(i) such other documents and instruments as the Administrator may reasonably request.

SECTION 7. Post-Closing Covenant. Each of the Seller and the Servicer hereby covenants and agrees to provide the Administrator with each of the following promptly upon the effectiveness of the completed replacement of the Credit Agreement (the “New Credit Agreement”), each in form and substance satisfactory to the Administrator:

(a) counterparts of a release letter executed by the Agent under such New Credit Agreement, reaffirming its release, or releasing, as the case may be, all security interests and other rights of the Agent under such New Credit Agreement in the Receivables, Contracts and Related Security, dated the effective date of such New Credit Agreement (or evidence that such security interests and other rights are automatically released under such New Credit Agreement); and

(b) acknowledgment copies, or time-stamped receipt copies, of proper financing statements, if any, necessary to release all security interests and other rights of any Person in the Receivables, Contracts or Related Security previously granted by the Originators or the Seller under such New Credit Agreement.

SECTION 8. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery by facsimile or email of an executed signature page of this Amendment shall be effective as delivery of an executed counterpart hereof.

SECTION 9. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York.

SECTION 10. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.

[SIGNATURES BEGIN ON NEXT PAGE]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

CINCINNATI BELL FUNDING LLC, as Seller

By:	/s/ Kimberly H. Sheehy
Name:	Kimberly H. Sheehy
Title:	Vice President and Treasurer

CINCINNATI BELL INC., as Servicer

By:	/s/ Kimberly H. Sheehy
Name:	Kimberly H. Sheehy
Title:	Vice President and Treasurer

PNC BANK, NATIONAL ASSOCIATION, as Administrator

By:	/s/ William P. Falcon
Name: William P. Falcon
Title: Vice President

PNC BANK, NATIONAL ASSOCIATION, as Purchaser Agent for the Market Street Purchaser Group

By:	/s/ C. Joseph Richardson
Name: C. Joseph Richardson
Title: Senior Vice President

MARKET STREET FUNDING LLC, as a Related Committed Purchaser

By:	/s/ Doris J. Hearn
Name: Doris J. Hearn
Title: Vice President

Commitment: $100,000,000

S-1	Sixth Amendment to RPA (Cincinnati Bell)

MARKET STREET FUNDING LLC, as a Conduit Purchaser

By:	/s/ Doris J. Hearn
Name: Doris J. Hearn
Title: Vice President

CINCINNATI BELL INC., as Performance Guarantor

By:	/s/ Kimberly H. Sheehy
Name:	Kimberly H. Sheehy
Title:	Vice President and Treasurer

S-2	Sixth Amendment to RPA (Cincinnati Bell)